Vanguard Explorer™ Fund

Supplement to the Prospectus and Summary Prospectus Dated February 23, 2017

Restructuring of the Investment Advisory Team

The board of trustees of Vanguard Explorer Fund (the Fund) has approved a restructuring of the Fund’s investment advisory team, removing Granahan Investment Management, Inc. (Granahan) and Kalmar Investment Advisers (Kalmar) as investment advisors to the Fund and adding ClearBridge Investments, LLC (ClearBridge) to the Fund’s investment advisory team. All references to Granahan and Kalmar and all other details and descriptions regarding Granahan’s and Kalmar’s management of certain assets of the Fund in the Prospectus and Summary Prospectus are deleted in their entirety.

Effective immediately, ClearBridge will manage a portion of the Fund’s assets.

ClearBridge and the Fund’s other investment advisors – Arrowpoint Asset Management, LLC; Stephens Investment Management Group, LLC; Wellington Management Company LLP; and The Vanguard Group, Inc. – each independently select and maintain a portfolio of common stocks for the Fund. The Fund’s board of trustees determines the proportion of the Fund’s assets to be managed by each advisor and may change these proportions at any time.

The Fund’s investment objective, principal investment strategies, and principal risks are not expected to change.

Prospectus and Summary Prospectus Text Changes

The following is added under the heading “Investment Advisors”:

ClearBridge Investments, LLC (ClearBridge)

In the same section, the following is added to the list of Portfolio Managers:

Brian Angerame, Portfolio Manager at ClearBridge. He has co-managed a portion of the Fund since March 2017.

Derek Deutsch, CFA, Portfolio Manager at ClearBridge. He has co-managed a portion of the Fund since March 2017.

Aram Green, Portfolio Manager at ClearBridge. He has co-managed a portion of the Fund since March 2017.

Jeffrey Russell, CFA, Portfolio Manager at ClearBridge. He has co-managed a portion of the Fund since March 2017.

Prospectus Text Changes

The following is added to “Security Selection” under More on the Fund:

ClearBridge Investments, LLC (ClearBridge) focuses on companies that are category leaders (or have the ability to become market leaders), that generate substantial free cash flow, and that display capital allocation discipline aimed at fueling long-term sustainable growth. The four key components of the fundamental research process include understanding the firm “ecosystem,” understanding a company’s financial structure, evaluating firm management, and performing valuation analysis based on sector specific metrics. Idea generation is driven by all members of the investment team, including central research. Each of the four portfolio managers is highly involved throughout the research process, which follows a systematic progression where each step adds a layer of depth. If a company is deemed to have highly attractive investment attributes, then one of the dedicated research analysts or portfolio managers will look to understand the company’s revenue and profit drivers and will conduct an initial industry/competitive analysis. Thereafter, the team completes a company deep dive, where they meet with management, customers, and suppliers. The final aspect of the investment process is valuation. ClearBridge focuses on cash-flow based metrics to value companies, in addition to revenue or earnings multiples, relying on the most appropriate valuation metrics. This approach aligns with the team’s style of investing in cash generative quality growth companies, while helping the team to avoid chasing high multiple, momentum driven stocks.

The following is added to the Investment Advisors section:

ClearBridge Investments, LLC, 620 Eighth Avenue, New York, NY 10018, is a wholly owned subsidiary of Legg Mason, Inc. ClearBridge’s history as a global investment advisor dates back to 1962. As of January 31, 2017, ClearBridge managed approximately $116.4 billion in assets.

The following replaces similar text in the same section:

The Fund pays each of its investment advisors (other than Vanguard) a base fee plus or minus a performance adjustment. Each base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor’s portion of the Fund relative to that of the Russell 2500 Growth Index over the preceding 36-month period (60-month period for Arrowpoint Partners and SIMG). When the performance adjustment is positive, the Fund’s expenses increase; when it is negative, expenses decrease. Vanguard provides investment advisory services for a portion of the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

In the same section, the following is added to the list of portfolio managers:

Brian Angerame, Portfolio Manager at ClearBridge. He has worked in investment management since 1994, has been with ClearBridge or a predecessor firm since 2000, has managed investment portfolios since 2005, and has co-managed a portion of the Fund since March 2017. Education: B.A., Dartmouth College.

Derek Deutsch, CFA, Portfolio Manager at ClearBridge. He has worked in investment management since 1999, has been with ClearBridge or a predecessor firm since 1999, has managed investment portfolios since 2005, and has co-managed a portion of the Fund since March 2017. Education: B.A., Brown University; M.B.A., Georgetown University.

Aram Green, Portfolio Manager at ClearBridge. He has worked in investment management since 2001, has been with ClearBridge since 2006, has managed investment portfolios since 2007, and has co-managed a portion of the Fund since March 2017. Education: B.A., Union College.

Jeffrey Russell, CFA, Portfolio Manager at ClearBridge. He has worked in investment management since 1981, has been with ClearBridge or a predecessor firm since 1990, has managed investment portfolios since 1986, and has co-managed a portion of the Fund since March 2017. Education: B.S., Massachusetts Institute of Technology; M.B.A., Wharton School at the University of Pennsylvania.

CFA® is a registered trademark owned by CFA Institute.

© 2017 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 24 032017

Vanguard Explorer™ Fund

Supplement to the Statement of Additional Information Dated February 23, 2017

Restructuring of the Investment Advisory Team

The board of trustees of Vanguard Explorer Fund has approved a restructuring of the Fund’s investment advisory team, removing Granahan Investment Management, Inc. (Granahan) and Kalmar Investment Advisers (Kalmar) as investment advisors to the Fund and adding ClearBridge Investments, LLC (ClearBridge) to the Fund’s investment advisory team. All references to Granahan and Kalmar and all other details and descriptions regarding Granahan’s and Kalmar’s management of certain assets of the Fund in the Statement of Additional Information are deleted in their entirety.

Effective immediately, ClearBridge will manage a portion of the Fund’s assets.

ClearBridge and the Fund’s other investment advisors – Arrowpoint Asset Management, LLC; Stephens Investment Management Group, LLC; Wellington Management Company LLP; and The Vanguard Group, Inc. – each independently select and maintain a portfolio of common stocks for the Fund. The Fund’s board of trustees determines the proportion of the Fund’s assets to be managed by each advisor and may change these proportions at any time.

The Fund’s investment objective, principal investment strategies, and principal risks are not expected to change.

Statement of Additional Information Text Changes

In the Investment Advisory Services section, the following is added to the introductory text on page B-35: ClearBridge Investments, LLC (ClearBridge) provides investment advisory services for a portion of Vanguard Explorer Fund. The following replaces similar text in the same section:

The Fund pays each of its independent third-party investment advisors a base fee plus or minus a performance adjustment. Each base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor’s portion of the Fund relative to that of the Russell 2500 Growth Index over the preceding 36-month period (60-month period for Arrowpoint Partners and SIMG). When the performance adjustment is positive, the Fund’s expenses increase; when it is negative, expenses decrease. Vanguard provides investment advisory services for a portion of the Fund on an at-cost basis.

Within the same section, the following is added:

B. ClearBridge Investments, LLC (ClearBridge)

ClearBridge, headquartered in New York, New York, is a global investment management firm rebranded in 2005, with a legacy dating back to 1962. The firm is an independently managed, wholly owned subsidiary of Legg Mason, Inc. ClearBridge manages assets across domestic, international, global, and specialty equity strategies. The firm has offices in Baltimore, San Francisco, and Wilmington.

1. Other Accounts Managed

Brian Angerame co-manages a portion of Vanguard Explorer Fund; as of January 31, 2017, the Fund held assets of $11.7 billion. As of January 31, 2017, Mr. Angerame also managed 5 other registered investment companies with total assets of $3.3 billion (advisory fees not based on account performance), 2 other pooled investment vehicles with total assets of $163 million (advisory fees not based on account performance), and 1,778 other accounts with total assets of $567.2 million (advisory fees based on account performance for 1 of these accounts with total assets of $35.4 million).

Derek Deutsch co-manages a portion of Vanguard Explorer Fund; as of January 31, 2017, the Fund held assets of $11.7 billion. As of January 31, 2017, Mr. Deutsch also managed 6 other registered investment companies with total assets of $3.3 billion (advisory fees not based on account performance), 4 other pooled investment vehicles with total assets of $410.1 million (advisory fees not based on account performance), and 1,806 other accounts with total assets of $594.5 million (advisory fees based on account performance for 1 of these accounts with total assets of $35.4 million).

Aram Green co-manages a portion of Vanguard Explorer Fund; as of January 31, 2017, the Fund held assets of $11.7 billion. As of January 31, 2017, Mr. Green also managed 5 other registered investment companies with total assets of $3.7 billion, 3 other pooled investment vehicles with total assets of $167.6 million, and 516 other accounts with total assets of $185.7 million (none of which had advisory fees based on account performance).

Jeffrey Russell co-manages a portion of Vanguard Explorer Fund; as of January 31, 2017, the Fund held assets of $11.7 billion. As of January 31, 2017, Mr. Russell also managed 4 other registered investment companies with total assets of $3.7 billion, 2 other pooled investment vehicles with total assets of $163 million, and 516 other accounts with total assets of $185.7 million (none of which had advisory fees based on account performance).

2. Material Conflicts of Interest

Potential conflicts of interest may arise when the fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the ClearBridge portfolio managers.

ClearBridge has adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for ClearBridge as subadviser and the individuals that each employs. For example, ClearBridge seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. ClearBridge has also adopted trade allocation procedures that are designed to facilitate the fair allocation of investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by ClearBridge will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include the following:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced when funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Investment Opportunities. If a portfolio manager identifies an investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity. ClearBridge has adopted policies and procedures to ensure that all accounts, including the Fund, are treated equitably.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts, which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Broker/Dealers. In addition to executing trades, some broker/dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. For this reason, ClearBridge has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution, and soft dollar usage.

Variation in Compensation. A conflict of interest may arise when the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee (and the percentage paid to ClearBridge) differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

3. Description of Compensation

ClearBridge’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding investment professionals and closely align the interests of its investment professionals with those of its clients and overall firm results. The total compensation program includes a significant incentive component that rewards high performance standards, integrity, and collaboration consistent with the firm’s values. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market and to ensure the continued alignment with the goals stated above. ClearBridge’s portfolio managers and other investment professionals receive a combination of base compensation and discretionary compensation, comprising a cash incentive award and deferred incentive plans described below.

Base salary compensation. Base salary is fixed and primarily determined based on market factors and the experience and responsibilities of the investment professional within the firm.

Discretionary compensation. In addition to base compensation, managers may receive discretionary compensation.

Discretionary compensation can include:

  Cash Incentive Award.

  ClearBridge’s Deferred Incentive Plan (“CDIP”) – a mandatory program that typically defers 15% of discretionary year- end compensation into ClearBridge managed products. For portfolio managers, one-third of this deferral tracks the performance of their primary managed product, one-third tracks the performance of a composite portfolio of the firm’s new products, and one-third can be elected to track the performance of one or more of ClearBridge managed funds.
  Consequently, portfolio managers can have two-thirds of their CDIP award tracking the performance of their primary managed product.

o For centralized research analysts, two-thirds of their deferral is elected to track the performance of one or more of ClearBridge managed funds, while one-third tracks the performance of the new product composite.

o ClearBridge then makes a company investment in the proprietary managed funds equal to the deferral amounts by fund. This investment is a company asset held on the balance sheet and paid out to the employees in shares subject to vesting requirements.

  Legg Mason Restricted Stock Deferral – a mandatory program that typically defers 5% of discretionary year-end compensation into Legg Mason restricted stock. The award is paid out to employees in shares subject to vesting requirements.

  Legg Mason Restricted Stock and Stock Option Grants – a discretionary program that may be utilized as part of the total compensation program. These special grants reward and recognize significant contributions to our clients, shareholders, and the firm and aid in retaining key talent.

Several factors are considered by ClearBridge Senior Management when determining discretionary compensation for portfolio managers. These include but are not limited to:

  Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the fund/accounts managed by the portfolio manager. Investment performance is calculated for 1-, 3-, and 5-year periods measured against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s prospectus) and relative to applicable industry peer groups. The greatest weight is generally placed on 3- and 5-year performance.

  Appropriate risk positioning that is consistent with ClearBridge’s investment philosophy and the Investment Committee/CIO approach to generation of alpha.

  Overall firm profitability and performance.

  Amount and nature of assets managed by the portfolio manager.

  Contributions for asset retention, gathering, and client satisfaction.

  Contribution to mentoring, coaching, and/or supervising.

  Contribution and communication of investment ideas in ClearBridge’s Investment Committee meetings and on a day to day basis.

  Market compensation survey research by independent third parties.

The benchmark used to measure the performance of the portfolio managers for the SMID Cap Growth strategy is the Russell 2500 Growth Index.

4. Ownership of Securities

As of January 31, 2017, Mr. Angerame, Mr. Deutsch, Mr. Green, and Mr. Russell did not own any shares of Vanguard Explorer Fund.

The following replaces the first paragraph under “Duration and Termination of Investment Advisory Agreements” beginning on page B-43:

The current investment advisory agreements with the unaffiliated advisors (other than ClearBridge) are renewable for successive one-year periods, only if (1) each renewal is approved by a vote of the Fund’s board of trustees, including the affirmative votes of a majority of the trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval or (2) each renewal is specifically approved by a vote of a majority of the Fund’s outstanding voting securities. An agreement is automatically terminated if assigned and may be terminated without penalty at any time either (1) by vote of the board of trustees of the Fund upon thirty (30) days’ written notice to the advisor, (2) by a vote of a majority of the Fund’s outstanding voting securities upon 30 days’ written notice to the advisor, or (3) by the advisor upon ninety (90) days’ written notice to the Fund.

The initial investment advisory agreement with ClearBridge is binding for a two-year period. At the end of that time, the agreement will become renewable for successive one-year periods, subject to the above conditions.

© 2017 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SAI 24A 032017